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                                                                    EXHIBIT 99.1
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Chief Executive Officer of Mymetics Corporation (the "Corporation"), hereby certify that the Quarterly Report on Form 10-Q of the Corporation for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

                                          Dated this 14th day of August, 2002.

                                          /s/ Dr. Peter P. McCann
                                          --------------------------------
                                          Dr. Peter P. McCann
                                          President and Chief Executive Officer